EXHIBIT 99.3

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!  MALT0304D.CDI  #CMOVER_3.0B WHOLE_LOAN  !  MAX_CF_VECTSIZE 549
!
!! Created by Intex Deal Maker v3.4.264  ,  subroutines 3.0e2
!!   06/06/2003   6:23 PM
!
!  Modeled in the Intex CMO Modeling Language, (W0863975)
!  which is copyright (c) 2003 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!
  DEFINE PREPAY PPC RISE_PERS 12 START_CPR 6 END_CPR 18
!
  PASS_THRU_RATE 5.5
!
  DEFINE CONSTANT #OrigCollBal = 102006815.84
!
  DEFINE CONSTANT #OrigBondBal = 102006815.82
!
  GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.5 + 1e-8 ); = 0
  GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.5 + 1e-8 ); = 0
  DEFINE COLLAT SUM GROUP "PREM" #BegPremBal = ( Loan("PREVBAL") * (Loan("NETRATE") - 5.5) / 5)
  DEFINE COLLAT SUM GROUP "PREM" #EndPremBal = ( Loan("CURBAL") * (Loan("NETRATE") - 5.5) / 5)
!
!
       FULL_DEALNAME:    MALT0304D
!
       DEAL SIZE:        $ 102006815.82
       PRICING SPEED:    100% PPC
!      ISSUE DATE:       20030501
       SETTLEMENT DATE:  20030529
!

!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT%"
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20030501 _
       DEAL_FIRSTPAY_DATE         20030625
!
!
  DEFINE COLLAT WT_BY_PREVBAL #NetRate  = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
TOLERANCE XRS_BAL 5.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
!
Tranche "PO" SEN_XRS_PO
   Block $ 566888.23 at 0  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20030501  Next 20030625
!
Tranche "4AX" SEN_WAC_IO
   Block $ 12224725.80 AT 5 NOTIONAL WITH FORMULA   _
    BEGIN ( IF COLL_PREV_BAL("PREM") GT .01  _
            THEN #BegPremBal  _
            ELSE 0 ); _
    END   ( IF COLL_BAL("PREM") GT .01  _
            THEN #EndPremBal  _
            ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20030501  Next 20030625
!
Tranche "4A1" SEN_FIX
   Block $ 62707000.00 at 5.5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20030501  Next 20030625
!
Tranche "4A3" SEN_FIX
   Block $ 3034200.00 at 8  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20030501  Next 20030625
!
Tranche "4A4" SEN_FIX
   Block $ 30342800.00 at 5.25  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20030501  Next 20030625
!
Tranche "SUBORD" JUN_FIX
   Block $ 5355927.59 at 5.5  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20030501  Next 20030625
!
Tranche "R" JUN_RES
   Block $ 102006815.84 at 0 NOTIONAL WITH GROUP 0 SURPLUS _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         FREQ M   Delay 24  Dated 20030501  Next 20030625
!
ifdef #_CMOVER_3.0A1 _
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20030501 Next 20030625 Settle 20030529
!
  CLASS "PO" SHORTFALL_PAYBACK ALLOCATION TRUE _
                    NO_BUILD_TRANCHE _
             WRITEDOWN_LIMIT BALANCE _
             (XRS_FRAC("COLL_ENDBAL",1) * COLL_BAL ); _
               = "PO#1"
  CLASS "WAC_IO"    NO_BUILD_TRANCHE _
                    = "4AX#1"
  CLASS "4A1"       NO_BUILD_TRANCHE _
                    = "4A1"
  CLASS "4A3"       NO_BUILD_TRANCHE _
                    = "4A3"
  CLASS "4A4"       NO_BUILD_TRANCHE _
                    = "4A4"
  CLASS "SUBORD"    NO_BUILD_TRANCHE _
                    = "SUBORD"
  CLASS "RESID"    NO_BUILD_TRANCHE _
                    = "R#1"
  CLASS "SNR_D2" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "4A3" "4A4"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "4A1" "SNR_D2"
!
!
  CLASS "ROOT" _
                 DISTRIB_CLASS RULES _
                   = "WAC_IO" "SNR" "PO" "SUBORD"  "RESID"
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR"          Delay 24  Dated 20030501  Next 20030625 DAYCOUNT 30360 BUSINESS_DAY NONE
  DEFINE PSEUDO_TRANCHE CLASS "SNR_D2"       Delay 24  Dated 20030501  Next 20030625 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!
    Tranche      Cusip         Stated Maturity
    PO            XXXXXXXXX     20180125
    4AX           XXXXXXXXX     20180225
    4A1           XXXXXXXXX     20180225
    4A3           XXXXXXXXX     20180225
    4A4           XXXXXXXXX     20180225
    SUBORD        XXXXXXXXX     20180225
    R             XXXXXXXXX     20180225
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #SenPct  = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
!
   calculate :  #SenPrep = _
              IF (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
              THEN 100 _
              ELSE #SenPct + SHIFT% * (100-#SenPct), _
   Reduce_SHIFT%_when (1)
!
 calculate:  "PO" _
  NO_CHECK SCHEDULED       FRACTION             = XRS_PO_SCHED , _
  NO_CHECK PREPAY          FRACTION             = XRS_PO_PREPAY , _
  NO_CHECK RECOVER         AMOUNT     LIMIT #V = XRS_PO_RECOVER * DELINQ_RECOVER
!
   calculate : #SENRECOV = _
     MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE * AMB_LIQUIDATE, _
                  #SenPrep/100 * (DELINQ_RECOVER  - #V)))
!
 calculate:  "SNR" _
  NO_CHECK SCHEDULED       AMOUNT        V0  = AMB_SCHED * #SenPct / 100 * COLL_P_SCHED , _
  NO_CHECK PREPAY          AMOUNT  LIMIT V1  = AMB_PREPAY * #SenPrep / 100 * COLL_P_PREPAY , _
  NO_CHECK RECOVER         AMOUNT  LIMIT V3  = #SENRECOV
!
  calculate :  #SenSchedAlloc   = V0
  calculate :  #SenPrepayAlloc  = V1
  calculate :  #SenRecoverAlloc = V3
!
   calculate : #SubSched   = MAX( 0, COLL_P_SCHED * AMB_SCHED - #SenSchedAlloc )
   calculate : #SubPrepay  = MAX( 0, COLL_P_PREPAY * AMB_PREPAY - #SenPrepayAlloc )
   calculate : #SubRecov   = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc - #V)
!
 calculate:  "SUBORD" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("SNR"; "WAC_IO" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR"; "WAC_IO" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "PO", "SNR" )
------------------------------------
         pay :  CLASS ENTIRETY  PRO_RATA ("SUBORD" )
------------------------------------
        from :  CLASS ( "PO" )
         pay :  SEQUENTIAL ( "PO#1" )
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS INTEREST PRO_RATA  ( "4A1"; "SNR_D2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "4A1"; "SNR_D2" )
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS BALANCE PRO_RATA ( "4A1" ; "SNR_D2" )
------------------------------------
!
        from :  CLASS ( "SNR_D2" )
         pay :  CLASS INTEREST PRO_RATA  ( "4A3"; "4A4" )
         pay :  CLASS INTSHORT PRO_RATA  ( "4A3"; "4A4" )
------------------------------------
        from :  CLASS ( "SNR_D2" )
         pay :  CLASS BALANCE PRO_RATA ( "4A3" ; "4A4" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "4A1" )
         pay :  SEQUENTIAL ( "4A1#1" )
------------------------------------
        from :  CLASS ( "4A3" )
         pay :  SEQUENTIAL ( "4A3#1" )
------------------------------------
        from :  CLASS ( "4A4" )
         pay :  SEQUENTIAL ( "4A4#1" )
------------------------------------
------------------------------------
        from :  CLASS ( "SUBORD" )
         pay :  SEQUENTIAL ( "SUBORD#1" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  AS_INTEREST ("R#1")
------------------------------------
!
 Schedule "SHIFT%"
Declare
60     100%
72     70%
84     60%
96     40%
108    20%
120    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030501    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term
!! BEGINNING OF COLLATERAL
M    000000  WL   00   WAC  5.558014  ( 16240169.95 / 16240169.95 );  16240169.95  0.25      0.25      176:2  176:2  178 NO_CHECK
M    000000  WL   00   WAC  6.224158  ( 64513444.30 / 64513444.30 );  64513444.30  0.261372  0.261372  177:3  177:3  180 NO_CHECK
M    000000  WL   00   WAC    7.2212  ( 21253201.59 / 21253201.59 );  21253201.59  0.25      0.25      357:3  357:3  360 NO_CHECK
BALLOON SCHED_BOTH     180
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